POWER OF ATTORNEY

Know all these present that
the undersigned
 hereby constitutes
 and appoints, Patricia Seipe,
 Frank G. Vitrano,
Kenneth C. Black
and James J. Comitale, and each of
them acting alone, the undersigned's
true and
lawful attorney-in-fact to:
I)    execute for and on behalf
 of the undersigned,
 in the
undersigned's capacity as an officer
 and/or director of
Rite Aid Corporation (the "Company"),
 Form ID (Uniform
Application For Access Codes
 To Files On EDGAR),
Forms 3, 4 and 5 in accordance
with Section 16(a)
of the Securities Exchange Act
of 1934,
as amended, and the
rules thereunder;
2) do and perform any and all acts for
and on behalf
 of the undersigned which may,
be necessary
 or desirable to complete and
execute such
Forms 3, 4, 5 or Form ID and
timely file such forms with the
United States Security
 and Exchange Commission
and any stock
exchange or similar authority;
 and
3)take any other action
whatsoever in connection
with the foregoing which,
in the opinion of such
attorney-in-fact, may be benefit to,
in the best interest of,
 or legally
required by, the undersigned,
 it being understood
that the documents executed by
such attorney-in-fact
on behalf of the undersigned
 pursuant to this Power of Attorney
shall be in such form and shall
contain such terms and
conditions as such attorney-in-fact
 may
 approve in such attorney-in-fact's
discretion.
The undersigned hereby grants to
 such attorney-in-fact
full power and authority to do
 and perform any and every
 act and thing whatsoever
requisite,
necessary, or proper to be
done in the exercise of any
 of the rights and powers
herein granted, as fully to all
 intents and purposes as
the undersigned might or could
do if personally present, with full
power of substitution or revocation,
 hereby ratifying and
confirming all that such
attorney-in-fact, or such
attorney-in-fact's substitute
or substitutes, shall
lawfully do or cause
to be done by virtue of this
power of attorney and
the rights and powers herein
granted.
 The undersigned
acknowledges that the foregoing
 attorney-in-fact, in serving in such
capacity at the request of the
undersigned, is not assuming
, nor is Company assuming,
 any of the undersigned's
 responsibilities to comply with
Section 16 of the Securities
Exchange Act of 1934,
as amended.
This Power of Attorney shall
remain in full force and effect
until the undersigned is no
 longer required to file Forms 3, 4
 and 5 with
respect to the undersigned's
 holding of
and transaction in securities
issued by the Company,
unless earlier revoked by the
undersigned in a signed writing
delivered to the foregoing
 attorney-in-fact.

IN WITNESS WHEREOF,
 the undersigned has caused
Power of Attorney to be executed
as of this l5 day of November, 2013.

Signature
Myrtle Potter